EXHIBIT 24

                                             POWER OF ATTORNEY

                The undersigned directors and officers of MERIDIAN BANCORP, INC., a Pennsylvania business corporation, hereby constitutes and appoints any one of Samuel A. McCullough, David E. Sparks, and Joseph M. Harenza, his true and lawful attorney-in-fact and agent, with full power to act for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign a Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and any and all amendments thereto (including post-effective amendments) relating to any registration and offering of shares of the common stock of Meridian Bancorp, Inc. in connection with the transactions described therein, and to file said Registration Statement and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Registration Statement and to any and all amendments thereto (including post-effective amendments), hereby granting said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done as the undersigned might or could do in person, and hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned have executed this power of attorney as of the 25th day of January, 1994.

Signature                                        Title

/s/ Samuel A. McCullough                         Chairman,
Samuel A. McCullough                             Chief Executive
                                                 Officer and
                                                 Director
                                                 (Principal
                                                 Executive
                                                 Officer)

                                                 Vice Chairman
David E. Sparks                                  Chief
                                                 Financial
                                                 Officer and
                                                 Director
                                                 (Principal
                                                 Financial
                                                 Officer)

                                                 Senior Vice
Michael J. Mizak, Jr.                            President and
                                                 Controller
                                                 (Principal
                                                 Accounting
                                                 Officer

                                                 Director
Delight E. Breidegam, Jr.


/s/ Thomas F. Burke, Jr.                         Director
Thomas F. Burke, Jr.

/s/ Robert W. Cardy                              Director
Robert W. Cardy

                                                 Director
Harry Corless

/s/ William D. Davis                             Director
William D. Davis

                                                 Director
Julius Erving

/s/ Fred D. Hafer                                Director
Fred D. Hafer

/s/ Joseph H. Jones                              Director
Joseph H. Jones

/s/ Lawrence C. Karlson                          Director
Lawrence C. Karlson

/s/ Ezekiel S. Ketchum                           Director
Ezekiel S. Ketchum

/s/ Sidney D. Kline, Jr.                         Director
Sidney D. Kline, Jr.

/s/ George W. Leighow                            Director
George W. Leighow

                                                 Director
Joseph F. Paquette, Jr.

/s/ Daniel H. Polett                             Director
Daniel H. Polett

                                                 Director
Lawrence R. Pugh

/s/ Paul R. Roedel                               Director
Paul R. Roedel

/s/ Wilmer R. Schultz                            Director
Wilmer R. Schultz

/s/ Robert B. Seidel                             Director
Robert B. Seidel

                                                 Director
Judith M. von Seldeneck

                                                 Director
George Strawbridge, Jr.

                                                 Director
Anita A. Summers

/s/ Earle Wootton                                Director
Earle Wootton